Investor Presentation Exhibit 99.1 ********************

Forward Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer segments, the failure of management to develop the Company’s new direct to consumer businesses, the failure of changes in management to achieve improvement in the Company's competitive position, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual
Report on Form 10-K for the fiscal year ended January 30, 2010 filed on March 19, 2010 and other
Company filings with the Securities and Exchange Commission. Casual Male assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Company Overview
•
Largest multi-channel specialty retailer of men’s big and tall
(B&T) market
•
Vertically integrated multi-channel model of 476 stores (47
states), direct to consumer presence in U.S., Canada and EU
•
Geographically  and demographically diverse customer base
– 2.5 million active customers
– 90% enrollment in Loyalty program
•
2009 sales of $395 million. EBITDA of $23 million (5.8%)
– 80% retail sales
– 20% direct to consumer
•
2009 free cash flow of $26 million
– $11 million in debt at end of FY 2009

Attractive Big and Tall Segment
•
Annual sales of men’s B&T market is approximately $6B
•
B&T men account for approximately 11% of the U.S.
population
•
Growing at almost twice the rate of the regular size
men’s apparel market
•
B&T consumers shop 50% more for apparel on the web
than regular sized consumers
•
B&T market is highly fragmented

5 Growing Obesity Trends Among U.S. Adults 1985 2005 2000 1995 1990 2007 No Data <10% 10%–14% 15%–19% 20%–24% 25%–29% >30% (*BMI 30, or about 30 lbs overweight)

Company Strategic Repositioning: 2003-2009
• Merchandise: built comprehensive demographic and socio-
economically accessible range of product assortments and brands
• Vertical
Model:
fully integrated stores and direct to consumer
businesses into a multi-channel platform
• Systems: built elaborate store planning and size management applications
• Marketing: reformulated marketing program to focus on customer base
• Expense Structure: rationalized expense structure and lowered inventory levels
• Culture: implemented advanced in-store sales culture

Rebound to Financial Health: 2009 vs. 2007
•
Maintained operating margin after a sales decline of 15% over two years
– Increased gross margin 150 bps in 2009 (from 2008)
– Lowered the expense ratio 190 bps in 2009 (from 2008)
– Eliminated in 2009 unproductive marketing spend and reduced marketing spend to 5% of sales
•
Substantial financial improvements over the two years:
– Decreased inventory by 24%
– Increased free cash flow by $36 million
– Reduced total debt by $47 million, or 80% to $11 million

30%
25%
20%
15%
10%
5%
0%
2003
2004
2005
2006
2007
2008
2009
Direct
6.9%
6.9%
12.9%
16.0%
18.5%
20.2%
19.7%

8 Growth of Direct to Consumer Business

DXL
DESTINATIONXL
ROCHESTER
$100k*
LivingXL
CASUAL MALE XL
$40-75k*
BIG & TALL
B&T
FACTORY DIRECT
$20-46k*
SHOES XL

*Average household income 9

Today’s Casual Male
•
Dominant market position in unique niche
•
Positioned across demographically diverse, loyal
customer base
•
Efficient infrastructure to manage numerous sizes,
multiple lifestyles and diverse customer base
•
Strong balance sheet and cash flow
•
Opportunity to grow long-term market share and
accelerate financial returns

Strong New Growth Opportunities
•
Capture higher wallet share of existing loyal customers
– Currently capture around 50% of total apparel spending of average active customer
•
Develop the 42”-46” business segment
– Accounts for 65% of the overall men’s B&T market but only 20% of our business
•
Further leverage direct to consumer business
– Targeting 30% of total sales from the current 20% level

Hybrid Stores Test
Goal: Broaden the target market and improve store-level
profitability by combining Casual Male and Rochester stores
in five markets
Results:
•Maintained high customer retention
•Created attractive cross-selling environment
– 50% increase from average CMXL store ticket
•Dramatic turnaround in cash flow
– From breakeven in the converted stores to 16%

•
Combination of Casual Male XL, Rochester Clothing, B&T
Factory Direct and Shoes XL
•
Average size 10,000-12,000 square feet
•
Concept appeals to a larger base of customers
•
Offers extensive selection of products in one location
– Good, better, best assortment
– 2,000 styles compared to 600 for an average Casual Male store
– Twice the number of brands
•
Strong survey and focus groups scores
– Requesting bigger store, aisles and dressing rooms
– In store tailor
– Willing to drive 1 hour

Destination XL™ (DXL™) Stores

DXL Storefront 14

CLEARANCE
CASUAL
(TRADITIONAL)
STUDIO
(DENIM/TEES/MODERN)
FOOTWEAR
FITTING ROOMS
CLUB
(DRESS CLOTHING & FURNISHINGS)
ACTIVE
ESSENTIALS

DXL Layout 15

Compelling DXL Returns
•
Expect greater store productivity and profitability
– Capture greater percentage of customer’s clothing budget
– Better leveraging of expenses -- occupancy, labor productivity and local/district management
•
Projecting higher 4-wall profits than combined profits of
individual stores
– Targeting between 30%-35% store operating margin
•
Potential to capture additional market share
– Attract new customers (42”-46” waist)
– Better cross-selling environment to capture greater share of apparel wallet from existing customers

DXL Impact
•
Consolidate metropolitan locations
•
Total merchandise assortment/brands increase while
total inventory across market decreases
– DXL to carry up to 2,000 styles compared to 600 for an
average CMXL
•
Neutral to square footage and inventory
•
Lower operating occupancy costs
•
Incremental to existing 4-wall profitability
•
Greater potential to increase market share

Chicago
Lake Michigan
Evanston
Wilmette
Glencoe
Northbrook
Des Plaines
Mount Prospect
Palatine
Schaumburg
Streamwood
Elgin
Bartlett
Hanover Park
Roselle
Elk Grove Village
Rosemont
Bensenville
Wood Dale
Addison
Elmhurst
Glendale Heights
Bloomingdale
Carol Stream
Wheaton
Glen Ellyn
Lombard
Villa Park
Berwyn
Oak Park
Franklin Park
River Grove
Harwood Heights
Skokie
Niles
Park Ridge
Morton Grove
Wayne
St. Charles
Batavia
Fermi National Accelerator
Warrenville
La Grange Park
Western Springs
Lyons
Stickney
Riverside
North Riverside
Westchester
Hillside
Bellwood
Melrose Park
Maywood
Northlake
Stone Park
Brookfield
Cicero
Oak Brook
Naperville
Barrington
Inverness
Carpentersville
Streamwood
Spaulding
South Elgin
COOK
ILLINOIS

Chicago 18 DXL Schaumburg, IL 0.9 miles 9451 Schaumburg, IL 9183 Niles, IL 11.4 miles 9512 Bloomingdale, IL 11.2 miles

DXL Timeline - 2010
Location Size Type
Store
Closings Opening
Schaumburg, IL 11,967 Sq Ft New store location 3 stores Summer
Memphis, TN 9,758 Sq Ft Convert CM XL store 2 stores Summer
Houston, TX 11,027 Sq Ft
Add 4,500 sq ft to
existing Rochester
store and convert 2 stores Summer
Las Vegas, NV 13,206 Sq Ft New store location 2 stores Fall
Store Openings

Casual Male XL
http://www.destinationxl.com/home
DXL
ROCHESTER
LivingXL
SHOES XL
SIGN IN / REGISTER / MY ACCOUNT
SHOPPING BAG (3) CHECKOUT
DXL
DESTINATIONXL
DXL CARDMEMBERS SAVE AN ADDITIONAL
15% OFF EVERY ON-LINE ORDER*
search
GO
SHIRTS
PANTS
OUTERWEAR
ACTIVEWEAR
SUITS
ACCESSORIES
FOOTWEAR
BRANDS
SALE
50 WAYS TO RELAX
THE CLASSICS: PERFECT GIFTS
FROM $15
OUR GIFT CARDS FIT EVERY TIME!
HOT NEW ARRIVALS
GET READY FOR SUMMER!
GREAT LOOKS FOR EVERY OCCASSION.
SUNGLASS SALE

DXL Multi Channel Solution 20 www.destinationxl.com • DXL website launch first quarter 2011 • Customer is able to shop by concept, brand, lifestyle or price point in one simple, easy location

Long-Term Margin Growth
•
Long-term operating margin potential of 8%-12%
– Recover $70M in lost sales as economy improves
– Increase the amount spent by existing customers
– Appeal to the 42”-46” waist size market segment
– Grow the direct business to 30% of sales

Investment Highlights
•
Dominant niche positioning
•
Strong and growing market
•
Clean balance sheet
•
Positive free cash flow
•
Long-term market share opportunities
•
Accelerating financial returns

Financial Performance 23

$600
$500
$400
$300
$200
$100
$0
$465.4
$464.1
$444.2
$395.2
$390.0
2006
2007
2008
2009
2010E

46%
46%
45%
45%
44%
44%
43%
43%
42%
42%
41%
45.4%
44.4%
42.7%
44.2%
44.9%
2006
2007
2008
2009
2010E

Sales and Gross Margin 24 (In millions)

$190
$180
$170
$160
$150
$140
$130
$120
$151.9
$168.8
$178.1
$178.1
$151.0
$148.0
2005
2006
2007
2008
2009
2010E

$40
$35
$30
$25
$20
$15
$10
$5
$0
$28.6
$30.3
$33.9
$34.1
$19.2
2005
2006
2007
2008
2009

Expense Management 25 (In millions) (In millions) SG&A Marketing Expense

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
$(15.0)
$(20.0)
$(13.6)
$(9.7)
$7.6
$26.2
$20.0
2006
2007
2008
2009
2010E

Free Cash Flow Free cash flow is defined as cash flow from operating activities, less capital expenditures and discretionary store asset acquisitions. 26

Balance Sheet
2010
Projected
Year End 2009 2008 2007
Inventory $85.0M $90.0M $98.6M $117.8M
Borrowing
under revolver 0 $3.5M $38.7M $41.0M
Cash on hand $10-15M 0 0 0
Fixed term loan $3.0M $7.6M $12.5M $17.3M

Strong Capital Structure to Support
Growth
•
Current $110M loan facility expires October 2011; $57.8M
available at end of 2009
•
Expect to be debt free in 2010 with credit availability
approaching $70M
•
Approximately $20M free cash flow expected to be
generated in 2010 to reduce indebtedness and support
growth

For additional information:
Jeffrey Unger
Casual Male Retail Group, Inc.
V. P. Investor Relations
561-482-9715 Office
561-543-9806 Cell
jeffunger@usa.net
jeffunger@tmo.blackberry.net
www.casualmalexl.com
www.destinationxl.com